EXHIBIT 99.1

One Franklin Parkway San Mateo, CA 94403-1906 tel (650) 312-2000 franklinresources.com

Contact:	Franklin Resources, Inc.
Investor Relations: Brian Sevilla (650) 312-4091
Corporate Communications: Matt Walsh (650) 312-2245
franklinresources.com

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Fourth Quarter Results

San Mateo, CA, October 27, 2009 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $367.4 million, or $1.60 per share diluted, on revenues of $1,238.9 million for the quarter ended September 30, 2009. For the quarter ended June 30, 2009, net income was $297.7 million, or $1.29 per share diluted, on revenues of $1,073.6 million. For the quarter ended September 30, 2008, net income was $300.5 million, or $1.28 per share diluted, on revenues of $1,321.5 million.

Operating income for the quarter ended September 30, 2009 was $384.7 million, as compared to $326.2 million for the prior quarter and $412.0 million for the quarter ended September 30, 2008. The company’s non-operating income (expenses) for the quarter ended September 30, 2009 included $87.2 million of investment and other income, net, as compared to $52.3 million for the quarter ended June 30, 2009 and $77.8 million for the quarter ended September 30, 2008.

Total assets under management by the company’s subsidiaries were $523.4 billion at September 30, 2009, as compared to $451.2 billion at June 30, 2009 and $507.3 billion at September 30, 2008. Simple monthly average assets under management during the quarter ended September 30, 2009 were $488.3 billion, as compared to $428.0 billion in the prior quarter and $555.4 billion in the same quarter a year ago. Equity assets comprised 47% of total assets under management at September 30, 2009, as compared to 46% of total assets under management at June 30, 2009 and 52% of total assets under management at September 30, 2008. Fixed-income assets comprised 33% of total assets under management at September 30, 2009 and June 30, 2009, as compared to 28% of total assets under management at September 30, 2008. Hybrid assets accounted for 19% of total assets under management at September 30, 2009, June 30, 2009 and September 30, 2008. Net new flows for the quarter ended September 30, 2009 were $12.2 billion, as compared to $6.0 billion for the prior quarter and $(8.6) billion for the same quarter a year ago.

Cash and cash equivalents and investments were $5.8 billion at September 30, 2009, as compared to $5.2 billion at September 30, 2008. Stockholders’ equity was $7.6 billion at September 30, 2009, as compared to $7.1 billion at September 30, 2008. The company had 229.3 million shares of common stock outstanding at September 30, 2009, as compared to 232.8 million shares outstanding at September 30, 2008. During the quarter ended September 30, 2009, the company repurchased 1.7 million shares of its common stock for a total cost of $158.2 million.

Fiscal Fourth Quarter 2009 Highlights

Global Business Developments1

(See important footnotes in “Supplemental Information” section at the end of this release.)

•	Bloomberg Markets highlighted the Templeton Global Bond Fund as #1 among “U.S. and Global Bonds” funds.[2]
•	In August 2009, SmartMoney named Anne Gudefin, co-portfolio manager of the Mutual Global Discovery Fund, as one of “The World’s Greatest Investors” for 2009.
•	Franklin Templeton Investments expanded its defined contribution investment-only sales platform as part of its commitment to strengthen its presence in this business.
•

Franklin Templeton Investments launched a new U.S. sales and marketing campaign during the quarter to cross sell its equity products to the more than 130,000 advisors currently selling its products, with a focus on the 20,000 advisors who sell only fixed-income products today.

•	Franklin Templeton Investments’ annual Investment Outlook and Opportunities Forum 2009, held in Toronto, Canada, was attended by over 1,800 investment advisors and clients.
•

More than 1,700 Franklin Templeton Investments employees and their guests participated in the third annual Involved Impact Days, a company-sponsored event held to encourage community involvement and volunteerism in local communities around the world.

Lipper Performance Rankings of Franklin Templeton’s U.S.-Registered Long-Term Mutual Funds1,3

FRANKLIN TEMPLETON4,5

Lipper Quartile	Period Ended September 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	85%	85%	85%	90%
3rd & 4th	15%	15%	15%	10%

FRANKLIN TEMPLETON EQUITY4,6

Lipper Quartile	Period Ended September 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	86%	86%	83%	90%
3rd & 4th	14%	14%	17%	10%

FRANKLIN TEMPLETON FIXED-INCOME4,7

Lipper Quartile	Period Ended September 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	83%	85%	86%	90%
3rd & 4th	17%	15%	14%	10%

FRANKLIN EQUITY4,8

Lipper Quartile	Period Ended September 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	85%	78%	76%	87%
3rd & 4th	15%	22%	24%	13%

TEMPLETON EQUITY4,9

Lipper Quartile	Period Ended September 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	87%	92%	88%	92%
3rd & 4th	13%	8%	12%	8%

MUTUAL SERIES EQUITY4,10

Lipper Quartile	Period Ended September 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	88%	99%	99%	98%
3rd & 4th	12%	1%	1%	2%

FRANKLIN TEMPLETON TAXABLE FIXED-INCOME4,11

Lipper Quartile	Period Ended September 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	63%	68%	63%	66%
3rd & 4th	37%	32%	37%	34%

FRANKLIN TEMPLETON TAX-FREE FIXED-INCOME4,12

Lipper Quartile	Period Ended September 30, 2009
	1-Year Assets (%)	3-Year Assets (%)	5-Year Assets (%)	10-Year Assets (%)
1st & 2nd	93%	92%	97%	100%
3rd & 4th	7%	8%	3%	0%

Performance quoted above represents past performance, which cannot predict or guarantee future results.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data

and assets under management)	Three months ended September 30,				Twelve months ended September 30,
	2009	2008	% Change		2009	2008	% Change
Operating Revenues
Investment management fees	$724,953	$822,388	(12%	)	$2,503,188	$3,683,390	(32%	)
Underwriting and distribution fees	433,361	424,450	2%		1,408,162	2,002,031	(30%	)
Shareholder servicing fees	67,381	69,651	(3%	)	267,350	289,370	(8%	)
Consolidated sponsored investment products income, net	1,640	1,487	10%		8,195	10,923	(25%	)
Other, net	11,592	3,478	233%		7,192	46,672	(85%	)

Total operating revenues	1,238,927	1,321,454	(6%	)	4,194,087	6,032,386	(30%	)

Operating Expenses
Underwriting and distribution	418,284	406,526	3%		1,352,022	1,937,113	(30%	)
Compensation and benefits	246,773	274,091	(10%	)	958,511	1,120,657	(14%	)
Information systems, technology and occupancy	71,999	83,038	(13%	)	274,198	320,986	(15%	)
Advertising and promotion	37,314	45,489	(18%	)	116,129	184,309	(37%	)
Amortization of deferred sales commissions	39,747	48,196	(18%	)	142,978	178,004	(20%	)
Other	40,088	52,143	(23%	)	147,655	192,315	(23%	)

Total operating expenses	854,205	909,483	(6%	)	2,991,493	3,933,384	(24%	)

Operating Income	384,722	411,971	(7%	)	1,202,594	2,099,002	(43%	)

Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	31,866	(35,507)	NM		21,706	(71,553)	NM
Investment and other income, net	87,216	77,763	12%		60,563	224,898	(73%	)
Interest expense	(268)	(478)	(44%	)	(3,771)	(15,758)	(76%	)

Other income, net	118,814	41,778	184%		78,498	137,587	(43%	)

Income before taxes	503,536	453,749	11%		1,281,092	2,236,589	(43%	)
Taxes on income	136,180	153,260	(11%	)	384,314	648,376	(41%	)

Net Income	$367,356	$300,489	22%		$896,778	$1,588,213	(44%	)

Earnings per Share
Basic	$1.61	$1.29	25%		$3.89	$6.72	(42%	)
Diluted	1.60	1.28	25%		3.87	6.67	(42%	)
Dividends per Share	$0.21	$0.20	5%		$0.84	$0.80	5%
Average Shares Outstanding (in thousands)
Basic	228,741	232,832	(2%	)	230,334	236,396	(3%	)
Diluted	230,178	234,563	(2%	)	231,454	238,281	(3%	)
Operating Margin[13]	31%	31%			29%	35%
Assets Under Management[14] (in billions)
Beginning of period	$451.2	$580.2	(22%	)	$507.3	$645.9	(21%	)
Long-term sales	34.9	38.5	(9%	)	110.4	170.0	(35%	)
Long-term redemptions	(23.3)	(46.6)	(50%	)	(115.6)	(177.9)	(35%	)
Net cash management	0.6	(0.5)	NM		(0.3)	(1.0)	(70%	)

Net new flows	12.2	(8.6)	NM		(5.5)	(8.9)	(38%	)
Reinvested distributions	2.4	3.2	(25%	)	14.1	28.9	(51%	)

Net flows	14.6	(5.4)	NM		8.6	20.0	(57%	)
Distributions	(3.1)	(4.0)	(23%	)	(17.9)	(35.2)	(49%	)
Appreciation (depreciation) and other	60.7	(63.5)	NM		25.4	(123.4)	NM

End of period	$523.4	$507.3	3%		$523.4	$507.3	3%

Simple Monthly Average for Period	$488.3	$555.4	(12%	)	$442.2	$604.9	(27%	)

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data, employees

and billable shareholder accounts)

	Three months ended
	30-Sep-09	30-Jun-09	% Change		31-Mar-09	31-Dec-08	30-Sep-08
Operating Revenues
Investment management fees	$724,953	$625,025	16%		$552,936	$600,274	$822,388
Underwriting and distribution fees	433,361	365,217	19%		304,655	304,929	424,450
Shareholder servicing fees	67,381	67,113	0%		66,514	66,342	69,651
Consolidated sponsored investment products income, net	1,640	2,908	(44%	)	1,761	1,886	1,487
Other, net	11,592	13,295	(13%	)	(13,594)	(4,101)	3,478

Total operating revenues	1,238,927	1,073,558	15%		912,272	969,330	1,321,454

Operating Expenses
Underwriting and distribution	418,284	350,675	19%		293,534	289,529	406,526
Compensation and benefits	246,773	230,943	7%		236,732	244,063	274,091
Information systems, technology and occupancy	71,999	68,203	6%		65,398	68,598	83,038
Advertising and promotion	37,314	27,888	34%		26,700	24,227	45,489
Amortization of deferred sales commissions	39,747	32,865	21%		33,754	36,612	48,196
Other	40,088	36,798	9%		32,832	37,937	52,143

Total operating expenses	854,205	747,372	14%		688,950	700,966	909,483

Operating Income	384,722	326,186	18%		223,322	268,364	411,971

Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	31,866	35,660	(11%	)	(9,336)	(36,484)	(35,507)
Investment and other income (losses), net	87,216	52,285	67%		(33,929)	(45,009)	77,763
Interest expense	(268)	(211)	27%		(2,092)	(1,200)	(478)

Other income (expenses), net	118,814	87,734	35%		(45,357)	(82,693)	41,778

Income before taxes	503,536	413,920	22%		177,965	185,671	453,749
Taxes on income	136,180	116,204	17%		67,159	64,771	153,260

Net Income	$367,356	$297,716	23%		$110,806	$120,900	$300,489

Earnings per Share
Basic	$1.61	$1.30	24%		$0.48	$0.52	$1.29
Diluted	1.60	1.29	24%		0.48	0.52	1.28

Dividends per Share	$0.21	$0.21	0%		$0.21	$0.21	$0.20

Average Shares Outstanding (in thousands)
Basic	228,741	229,804	0%		231,178	231,626	232,832
Diluted	230,178	230,823	0%		231,891	232,688	234,563

Operating Margin	31%	30%			24%	28%	31%

Employees	7,745	7,847	(1%	)	8,233	8,608	8,809
Billable Shareholder Accounts (in millions)	21.4	22.4	(4%	)	21.9	21.0	20.4

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	30-Sep-09	30-Jun-09	% Change		31-Mar-09	31-Dec-08	30-Sep-08
Equity
Global/international	$183.1	$153.1	20%		$124.7	$142.6	$190.3
Domestic (U.S.)	63.9	56.7	13%		48.5	55.2	72.9

Total equity	247.0	209.8	18%		173.2	197.8	263.2

Hybrid	98.2	85.8	14%		75.0	78.8	93.9

Fixed-Income
Tax-free	69.6	62.4	12%		59.3	56.1	59.7
Taxable:
Global/international[15]	63.3	50.2	26%		43.0	45.9	52.7
Domestic (U.S.)	38.4	35.5	8%		32.5	29.8	30.5

Total fixed-income	171.3	148.1	16%		134.8	131.8	142.9
Cash Management[15,16]	6.9	7.5	(8%	)	8.1	7.8	7.3

Total Ending Assets Under Management	$523.4	$451.2	16%		$391.1	$416.2	$507.3

Simple Monthly Average Assets Under Management	$488.3	$428.0	14%		$396.6	$438.7	$555.4

ASSETS UNDER MANAGEMENT AND FLOWS – UNITED STATES AND INTERNATIONAL

(in billions)	As of and for the three months ended
	30-Sep-09	% of Total	30-Jun-09	% of Total	30-Sep-08	% of Total
Long-Term Sales
United States	$21.5	62%	$18.1	65%	$14.9	39%
International[15]	13.4	38%	9.8	35%	23.6	61%

Total Long-Term Sales	$34.9	100%	$27.9	100%	$38.5	100%

Long-Term Redemptions
United States	$(13.4)	58%	$(12.7)	57%	$(20.2)	43%
International[15]	(9.9)	42%	(9.7)	43%	(26.4)	57%

Total Long-Term Redemptions	$(23.3)	100%	$(22.4)	100%	$(46.6)	100%

Assets Under Management
United States	$389.3	74%	$339.2	75%	$376.6	74%
International	134.1	26%	112.0	25%	130.7	26%

Total Assets Under Management	$523.4	100%	$451.2	100%	$507.3	100%

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	30-Sep-09	30-Jun-09	30-Sep-08
Global/international equity
Beginning assets	$153.1	$124.7	$233.7

Long-term sales	9.7	8.5	9.9
Long-term redemptions	(9.1)	(8.5)	(16.4)
Net exchanges	0.1	0.3	(1.0)

Net new flows	0.7	0.3	(7.5)
Reinvested distributions	0.2	0.1	0.7

Net flows	0.9	0.4	(6.8)
Distributions	(0.1)	(0.2)	(0.8)
Appreciation (depreciation) and other	29.2	28.2	(35.8)

Ending assets	183.1	153.1	190.3

Domestic (U.S.) equity
Beginning assets	56.7	48.5	82.5

Long-term sales	2.5	2.6	3.3
Long-term redemptions	(2.8)	(2.3)	(5.4)
Net exchanges	(0.1)	—	(0.1)

Net new flows	(0.4)	0.3	(2.2)
Reinvested distributions	0.3	0.1	0.8

Net flows	(0.1)	0.4	(1.4)
Distributions	(0.4)	(0.1)	(1.0)
Appreciation (depreciation) and other	7.7	7.9	(7.2)

Ending assets	63.9	56.7	72.9

Hybrid
Beginning assets	85.8	75.0	109.5

Long-term sales	3.7	2.9	2.8
Long-term redemptions	(2.8)	(2.7)	(3.9)
Net exchanges	0.1	0.1	(0.3)

Net new flows	1.0	0.3	(1.4)
Reinvested distributions	0.9	1.2	0.7

Net flows	1.9	1.5	(0.7)
Distributions	(1.2)	(1.4)	(1.0)
Appreciation (depreciation) and other	11.7	10.7	(13.9)

Ending assets	98.2	85.8	93.9

Tax-free fixed-income
Beginning assets	62.4	59.3	61.6

Long-term sales	3.9	3.3	3.2
Long-term redemptions	(1.9)	(1.9)	(2.1)
Net exchanges	—	—	—

Net new flows	2.0	1.4	1.1
Reinvested distributions	0.5	0.5	0.4

Net flows	2.5	1.9	1.5
Distributions	(0.8)	(0.7)	(0.7)
Appreciation (depreciation) and other	5.5	1.9	(2.7)

Ending assets	$69.6	$62.4	$59.7

	[Table continued on next page]

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

[Table continued from previous page]

(in billions)	Three months ended
	30-Sep-09	30-Jun-09	30-Sep-08
Global/international taxable fixed-income
Beginning assets	$50.2	$43.0	$54.3

Long-term sales	11.6	6.8	17.5
Long-term redemptions	(4.3)	(4.7)	(16.5)
Net exchanges	1.3	0.8	0.2

Net new flows	8.6	2.9	1.2
Reinvested distributions	0.3	0.4	0.3

Net flows	8.9	3.3	1.5
Distributions	(0.3)	(0.5)	(0.2)
Appreciation (depreciation) and other	4.5	4.4	(2.9)

Ending assets	63.3	50.2	52.7

Domestic (U.S.) taxable fixed-income
Beginning assets	35.5	32.5	31.6

Long-term sales	3.5	3.8	1.8
Long-term redemptions	(2.4)	(2.3)	(2.3)
Net exchanges	(0.1)	(0.1)	0.4

Net new flows	1.0	1.4	(0.1)
Reinvested distributions	0.2	0.4	0.2

Net flows	1.2	1.8	0.1
Distributions	(0.3)	(0.4)	(0.3)
Appreciation (depreciation) and other	2.0	1.6	(0.9)

Ending assets	38.4	35.5	30.5

Cash Management
Beginning assets	7.5	8.1	7.0

Net cash management	0.6	0.5	(0.5)
Net exchanges	(1.3)	(1.1)	0.8

Net new flows	(0.7)	(0.6)	0.3
Reinvested distributions	—	—	0.1

Net flows	(0.7)	(0.6)	0.4
Distributions	—	—	—
Appreciation (depreciation) and other	0.1	—	(0.1)

Ending assets	6.9	7.5	7.3

Total
Beginning assets	451.2	391.1	580.2

Long-term sales	34.9	27.9	38.5
Long-term redemptions	(23.3)	(22.4)	(46.6)
Long-term net exchanges	1.3	1.1	(0.8)
Net cash management	0.6	0.5	(0.5)
Cash management net exchanges	(1.3)	(1.1)	0.8

Net new flows	12.2	6.0	(8.6)
Reinvested distributions	2.4	2.7	3.2

Net flows	14.6	8.7	(5.4)
Distributions	(3.1)	(3.3)	(4.0)
Appreciation (depreciation) and other	60.7	54.7	(63.5)

Ending Assets Under Management	$523.4	$451.2	$507.3

Conference Call Information

Pre-recorded audio commentary on the fourth quarter results from Franklin Resources, Inc.’s President and Chief Executive Officer, Greg Johnson, and Executive Vice President and Chief Financial Officer, Ken Lewis, will be available today at approximately 9:15 a.m. Eastern Time. They will also lead a live teleconference today at 4:30 p.m. Eastern Time to answer questions.

Access to the pre-recorded audio commentary and accompanying slides will be available at franklinresources.com under the “Investor relations – Earnings releases” section. The pre-recorded audio commentary will also be available by dialing (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally, using access code 32011866, anytime through 11:59 p.m. Eastern Time on November 12, 2009.

Access to the live teleconference will be available at franklinresources.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. and Canada or (706) 902-1906 internationally. A replay of the call can also be accessed by calling (800) 642-1687 in the U.S. and Canada or (706) 645-9291 internationally, using access code 31467170, after 5:30 p.m. Eastern Time on October 27, 2009 through 11:59 p.m. Eastern Time on November 12, 2009.

Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

Franklin Resources, Inc. [NYSE:BEN] is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series, Fiduciary Trust, Darby and Bissett investment teams. The San Mateo, CA-based company has more than 60 years of investment experience and over $523 billion in assets under management as of September 30, 2009. For more information, please call 1-800/DIAL BEN® or visit franklinresources.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds’ principal distributor and a wholly owned subsidiary of Franklin Resources, Inc. The information in the “Global Business Developments” section is being provided for information purposes only.

2.

Source: Bloomberg Markets October 2009. The score takes into consideration funds’ year-to-date, one-, three- and five-year total returns, as well as their three- and five-year Sharpe ratios. Rankings include open-end retail bond funds domiciled in the U.S. with total assets of more than $250 million and exclude index, emerging-market and collective funds. The three- and five-year returns are annualized.

3.

Lipper rankings for Franklin Templeton U.S.-registered mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes. Performance rankings for other share classes may differ.

4.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 149 peer groups of U.S. retail mutual funds, and the groups vary in size from 7 to 956 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

5.

Source: Lipper® Inc., 9/30/09. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 44, 42, 41 and 43 funds ranked in the top quartile and 33, 31, 20 and 19 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 9/30/09. Of the eligible Franklin Templeton equity mutual funds tracked by Lipper, 26, 19, 15 and 15 funds ranked in the top quartile and 15, 18, 11 and 9 funds ranked in the second quartile, for the  one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 9/30/09. Of the eligible Franklin Templeton non-money market fixed-income mutual funds tracked by Lipper, 18, 23, 26 and 28 funds ranked in the top quartile and 18, 13, 9 and 10 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 9/30/09. Of the eligible Franklin equity mutual funds tracked by Lipper, 17, 13, 9 and 10 funds ranked in the top quartile and 11, 9, 7 and 4 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 9/30/09. Of the eligible Templeton equity mutual funds tracked by Lipper, 7, 3, 2 and 1 funds ranked in the top quartile and 1, 6, 2 and 4 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 9/30/09. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 2, 3, 4 and 4 funds ranked in the top quartile and 3, 3, 2 and 1 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 9/30/09. Of the eligible Franklin Templeton non-money market taxable fixed-income mutual funds tracked by Lipper, 6, 5, 3 and 4 funds ranked in the top quartile and 2, 3, 2 and 2 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

12.

Source: Lipper® Inc., 9/30/09. Of the eligible Franklin Templeton non-money market tax-free fixed-income mutual funds tracked by Lipper, 12, 18, 23 and 24 funds ranked in the top quartile and 16, 10, 7 and 8 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

13.	Defined as operating income divided by operating revenues.

14.

Assets under management include assets for which the company provides various investment management services as described in Item I “Business” in Part I of our Form 10-K for the fiscal year ended September 30, 2008.

15.	As a result of regulatory changes, certain amounts previously included in global/international fixed-income are included in cash management effective as of January 1, 2009.

16.	Cash management includes both U.S.-registered money market funds and foreign funds with similar investment objectives.

Forward-Looking Statements:

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008, and Franklin’s subsequent Quarterly Reports on Form 10-Q.

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The ongoing volatility and disruption of the capital and credit markets, and adverse changes in the global economy, have significantly affected our results of operations and may continue to put pressure on our financial results.

•	The amount and mix of our assets under management are subject to significant fluctuations.
•	We are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations.
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Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

•

Our ability to maintain the beneficial tax treatment we anticipate with respect to non-U.S. earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

•	Any significant limitation or failure of our software applications, technology or other systems that are critical to our operations could constrain our operations.
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Our investment management business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services could have an adverse effect on our revenues and income.

•	We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries.
•	We depend on key personnel and our financial performance could be negatively affected by the loss of their services.
•

Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

•	Changes in the third-party distribution and sales channels on which we depend could reduce our revenues and hinder our growth.
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Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

•	Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
•	We could suffer losses in earnings or revenue if our reputation is harmed.
•	Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.
•	Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.
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Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

•

Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•

Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds and other sponsored investment products we advise.

•

Regulatory and governmental examinations and/or investigations, civil litigation relating to previously-settled regulatory and governmental investigations, and the legal risks associated with our business, could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

•	Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
•	Our ability to access the capital markets in a timely manner should we seek to do so depends on a number of factors.
•	Diverse and strong competition limits the interest rates that we can charge on consumer loans.
•	Our business could be negatively affected if we or our banking subsidiaries fail to remain well capitalized.
•	Liquidity needs could affect our banking business.
•	We are dependent on the earnings of our subsidiaries.

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